COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                      Mortgage Loan Statistics
                                                 As of the Statistical Cut-off Date

Total Current Balance:                       $372,493,791
Number of Loans:                                      967

                                                                           Minimum                  Maximum
Average Current Balance:                         $385,206                  $50,000               $1,762,500
Average Original Balance:                        $388,756                  $50,000               $1,762,500

Wtd Avg Loan Rate:                                  8.215 %                  6.125 %                  9.250 %
Wtd Avg Servicing Fee Rate:                         0.344 %                  0.250 %                  0.483 %

Wtd Avg Gross Margin:                               2.669 %                  2.000 %                  3.375 %
Wtd Avg Maximum Loan Rate:                         13.387 %                 11.250 %                 15.250 %

Wtd Avg Original LTV:                               75.81 %                   8.33 %                 100.00 %
Wtd Avg Effective LTV:                              74.01 %                   8.33 %                  95.00 %

Wtd Avg Credit Score:                                 720                      537                      819

Wtd Avg Original Term:                                360 months               300 months               360 months
Wtd Avg Remaining Term:                               357 months               298 months               359 months
Wtd Avg Seasoning:                                      3 months                 1 month                 23 months

Wtd Avg Next Rate Reset:                               57 months                37 months                83 months

First Payment Date:                                                   Jan 01, 1999             Nov 01, 2000

Maturity Date:                                                        Sep 01, 2025             Oct 01, 2030


Top State Conc ($):                       56.18 %  California,  10.62 %  Washington,  4.80 %  Illinois
Maximum Zip Code Conc ($):                  1.02 %  94566



                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Originator                                Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Washington Mutual                                   585               231,928,127.06                        62.26
 Bank of America                                     239                97,812,375.39                        26.26
 MLCC                                                143                42,753,288.30                        11.48
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Index                                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 One Year CMT                                        826               330,178,310.98                        88.64
 Six Month LIBOR                                     141                42,315,479.77                        11.36
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================



GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Product                                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 5 Year Fixed Period Arms                            940               365,481,215.51                        98.12
 7 Year Fixed Period Arms                             27                 7,012,575.24                         1.88
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Delinquency                               Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Current                                             956               369,157,985.41                        99.10
 30 - 59 Days                                         11                 3,335,805.34                         0.90
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Current Balance ($)                       Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
    50,000.00  -   100,000.00                         25                 1,889,913.69                         0.51
   100,000.01  -   200,000.00                         53                 8,141,027.13                         2.19
   200,000.01  -   300,000.00                        241                67,155,699.38                        18.03
   300,000.01  -   400,000.00                        347               120,030,697.22                        32.22
   400,000.01  -   500,000.00                        139                62,557,755.53                        16.79
   500,000.01  -   600,000.00                         71                39,410,855.23                        10.58
   600,000.01  -   700,000.00                         32                20,767,784.14                         5.58
   700,000.01  -   800,000.00                         22                16,170,079.29                         4.34
   800,000.01  -   900,000.00                         15                12,921,516.90                         3.47
   900,000.01  - 1,000,000.00                         18                17,465,962.24                         4.69
 1,300,000.01  - 1,400,000.00                          2                 2,710,000.00                         0.73
 1,500,000.01  - 1,600,000.00                          1                 1,510,000.00                         0.41
 1,700,000.01  - 1,762,500.00                          1                 1,762,500.00                         0.47
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Loan Rate (%)                             Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  6.125  -  6.500                                      2                   852,897.43                         0.23
  6.501  -  7.000                                      1                   241,939.71                         0.06
  7.001  -  7.500                                     29                12,615,599.10                         3.39
  7.501  -  8.000                                    248               102,556,212.84                        27.53
  8.001  -  8.500                                    542               199,462,812.96                        53.55
  8.501  -  9.000                                    140                53,851,193.60                        14.46
  9.001  -  9.250                                      5                 2,913,135.11                         0.78
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================



GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Gross Margin (%)                          Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  2.000  -  2.000                                    141                42,315,479.77                        11.36
  2.251  -  2.500                                      2                   935,775.15                         0.25
  2.501  -  2.750                                    802               321,906,384.40                        86.42
  2.751  -  3.000                                     11                 3,838,323.95                         1.03
  3.001  -  3.250                                     10                 3,030,888.50                         0.81
  3.251  -  3.375                                      1                   466,938.98                         0.13
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Maximum Loan Rate (%)                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 11.250  - 11.500                                      1                   547,897.43                         0.15
 11.501  - 12.000                                     12                 4,321,536.76                         1.16
 12.001  - 12.500                                     21                 8,754,519.42                         2.35
 12.501  - 13.000                                    215                90,595,145.94                        24.32
 13.001  - 13.500                                    410               165,061,542.00                        44.31
 13.501  - 14.000                                    123                48,393,047.89                        12.99
 14.001  - 14.500                                    135                36,650,193.53                         9.84
 14.501  - 15.000                                     47                16,409,907.78                         4.41
 15.001  - 15.250                                      3                 1,760,000.00                         0.47
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
First Rate Cap (%)                        Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  5.000                                              823               329,625,656.37                        88.49
  6.000                                              144                42,868,134.38                        11.51
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Periodic Rate Cap (%)                     Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  No Periodic Rate Cap                               141                42,315,479.77                        11.36
  2.000                                              826               330,178,310.98                        88.64
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================




GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Original Term (Months)                    Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 300                                                   1                   259,483.89                         0.07
 360                                                 966               372,234,306.86                        99.93
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Remaining Term (Months)                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 298  - 300                                            1                   259,483.89                         0.07
 337  - 342                                            1                   305,000.00                         0.08
 343  - 348                                            6                 1,670,427.82                         0.45
 349  - 354                                           61                23,267,377.98                         6.25
 355  - 359                                          898               346,991,501.06                        93.15
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Next Adjustment Date                      Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  December 2003                                        1                   305,000.00                         0.08
  October 2004                                         1                   192,000.00                         0.05
  January 2005                                         2                   410,939.71                         0.11
  February 2005                                        2                   505,000.00                         0.14
  March 2005                                           4                 1,558,205.52                         0.42
  April 2005                                           7                 1,891,383.30                         0.51
  May 2005                                            44                18,548,088.10                         4.98
  June 2005                                          185                69,911,780.48                        18.77
  July 2005                                          121                44,780,838.24                        12.02
  August 2005                                        172                68,525,918.99                        18.40
  September 2005                                     357               142,263,955.69                        38.19
  October 2005                                        44                16,588,105.48                         4.45
  June 2006                                            1                   600,000.00                         0.16
  July 2006                                            1                   195,868.82                         0.05
  August 2006                                          2                   392,559.00                         0.11
  September 2006                                       1                   290,000.00                         0.08
  March 2007                                           1                    69,970.00                         0.02
  May 2007                                             1                   283,791.35                         0.08
  June 2007                                            1                   242,414.13                         0.07
  July 2007                                            1                   111,488.88                         0.03
  August 2007                                         10                 2,715,424.71                         0.73
  September 2007                                       7                 2,056,058.35                         0.55
  October 2007                                         1                    55,000.00                         0.01
----------------------------------   --------------------   --------------------------    -------------------------
 TOTAL                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================



GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
IO Original Term (Months)                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
  N/A                                                826               330,178,310.98                        88.64
  60                                                 115                35,498,773.35                         9.53
  84                                                  26                 6,816,706.42                         1.83
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Original LTV (%)                          Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
   8.33  -  10.00                                      1                    50,000.00                         0.01
  15.01  -  20.00                                      1                   450,000.00                         0.12
  20.01  -  25.00                                      1                   288,582.68                         0.08
  25.01  -  30.00                                      6                 2,297,459.74                         0.62
  30.01  -  35.00                                      6                 1,517,512.33                         0.41
  35.01  -  40.00                                      8                 3,238,224.37                         0.87
  40.01  -  45.00                                      7                 2,927,788.45                         0.79
  45.01  -  50.00                                     24                10,758,697.97                         2.89
  50.01  -  55.00                                     26                11,329,087.43                         3.04
  55.01  -  60.00                                     22                 8,493,317.96                         2.28
  60.01  -  65.00                                     45                20,241,044.18                         5.43
  65.01  -  70.00                                     68                31,340,345.09                         8.41
  70.01  -  75.00                                    138                55,489,623.36                        14.90
  75.01  -  80.00                                    424               161,864,212.29                        43.45
  80.01  -  85.00                                      8                 2,712,604.95                         0.73
  85.01  -  90.00                                     80                26,702,682.31                         7.17
  90.01  -  95.00                                     42                12,562,801.17                         3.37
  95.01  - 100.00                                     60                20,229,806.47                         5.43
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================




GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Effective LTV (%)                         Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
   8.33  -  10.00                                      1                    50,000.00                         0.01
  15.01  -  20.00                                      1                   450,000.00                         0.12
  20.01  -  25.00                                      2                   438,513.93                         0.12
  25.01  -  30.00                                      6                 2,297,459.74                         0.62
  30.01  -  35.00                                      6                 1,517,512.33                         0.41
  35.01  -  40.00                                      8                 3,238,224.37                         0.87
  40.01  -  45.00                                      7                 2,927,788.45                         0.79
  45.01  -  50.00                                     31                11,872,696.59                         3.19
  50.01  -  55.00                                     26                11,329,087.43                         3.04
  55.01  -  60.00                                     23                 8,893,317.96                         2.39
  60.01  -  65.00                                     47                20,897,542.51                         5.61
  65.01  -  70.00                                    123                50,498,283.97                        13.56
  70.01  -  75.00                                    139                55,935,613.36                        15.02
  75.01  -  80.00                                    424               161,864,212.29                        43.45
  80.01  -  85.00                                      6                 2,212,604.95                         0.59
  85.01  -  90.00                                     79                26,333,682.31                         7.07
  90.01  -  95.00                                     38                11,737,250.56                         3.15
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Credit Score                              Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
      N/A                                             41                15,001,810.03                         4.03
 501  - 550                                            2                 1,249,146.72                         0.34
 551  - 600                                            6                 2,154,966.40                         0.58
 601  - 650                                           74                28,521,377.52                         7.66
 651  - 700                                          225                86,962,019.24                        23.35
 701  - 750                                          320               128,649,775.54                        34.54
 751  - 800                                          279               103,866,886.39                        27.88
 801  - 819                                           20                 6,087,808.91                         1.63
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Amortization                              Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Fully Amortizing                                    826               330,178,310.98                        88.64
 Interest Only                                       141                42,315,479.77                        11.36
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================




GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Documentation                             Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Standard Documentation                              698               276,201,128.08                        74.15
 Reduced Documentation                               119                51,003,529.22                        13.69
 Full Documentation                                   96                31,453,561.20                         8.44
 No Income/No Ratio                                   28                 5,618,357.83                         1.51
 Alternative Documentation                            12                 3,457,415.10                         0.93
 Conventional Streamline                               7                 2,535,845.15                         0.68
 Stated Documentation                                  7                 2,223,954.17                         0.60
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Occupancy                                 Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Primary                                             905               353,190,863.40                        94.82
 Second Home                                          35                13,012,868.87                         3.49
 Investor                                             27                 6,290,058.48                         1.69
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Property Type                             Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Single Family                                       746               295,834,820.88                        79.42
 Planned Unit Development                            118                42,984,620.05                        11.54
 Condominium                                          89                28,685,981.73                         7.70
 Two-Four Family                                      12                 4,532,510.93                         1.22
 Townhouse                                             2                   455,857.16                         0.12
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================

                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
Purpose                                   Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Purchase                                            817               313,530,640.97                        84.17
 Cash Out Refinance                                   90                33,160,043.21                         8.90
 Rate/Term Refinance                                  60                25,803,106.57                         6.93
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================




GREENWICH CAPITAL
---------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
       Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                    % of Aggregate
                                                                    Principal Balance            Principal Balance
                                               Number of            Outstanding as of            Outstanding as of
States                                    Mortgage Loans        the Stat Cut-off Date        the Stat Cut-off Date
----------------------------------   --------------------   --------------------------    -------------------------
 Arizona                                               9                 2,924,753.28                         0.79
 Arkansas                                              1                   186,000.00                         0.05
 California                                          501               209,281,712.45                        56.18
 Colorado                                             34                11,756,758.58                         3.16
 Connecticut                                          20                 8,504,540.36                         2.28
 District Of Columbia                                  5                 2,796,825.60                         0.75
 Florida                                              29                 7,923,774.82                         2.13
 Georgia                                              21                 6,391,209.07                         1.72
 Idaho                                                 1                   598,060.51                         0.16
 Illinois                                             50                17,866,791.93                         4.80
 Indiana                                               2                   580,713.49                         0.16
 Iowa                                                  2                   473,949.62                         0.13
 Kentucky                                              1                   275,508.26                         0.07
 Louisiana                                             2                   141,500.00                         0.04
 Maine                                                 1                   135,000.00                         0.04
 Maryland                                              7                 2,188,465.52                         0.59
 Massachusetts                                        32                12,485,887.19                         3.35
 Michigan                                             14                 4,066,910.43                         1.09
 Minnesota                                             3                 1,163,858.99                         0.31
 Missouri                                              3                   781,913.85                         0.21
 Nevada                                                8                 3,247,084.51                         0.87
 New Hampshire                                         1                   369,000.00                         0.10
 New Jersey                                           14                 3,821,747.51                         1.03
 New Mexico                                            3                   887,706.15                         0.24
 New York                                             21                 7,634,730.51                         2.05
 North Carolina                                        5                 1,711,396.88                         0.46
 Ohio                                                  4                 1,056,417.14                         0.28
 Oklahoma                                              1                   284,157.00                         0.08
 Oregon                                               18                 6,803,255.74                         1.83
 Pennsylvania                                          6                 1,563,533.33                         0.42
 South Carolina                                        2                   431,558.09                         0.12
 South Dakota                                          1                    94,865.65                         0.03
 Tennessee                                             3                   640,132.68                         0.17
 Texas                                                18                 6,044,193.50                         1.62
 Utah                                                  7                 2,069,706.80                         0.56
 Virginia                                              9                 3,507,210.45                         0.94
 Washington                                          103                39,548,763.07                        10.62
 Wisconsin                                             2                 1,081,196.17                         0.29
 Wyoming                                               3                 1,173,001.62                         0.31
----------------------------------   --------------------   --------------------------    -------------------------
 Total                                               967               372,493,790.75                       100.00
==================================   ====================   ==========================    =========================



GREENWICH CAPITAL
---------------------------------------------------------------------------